UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017 (June 4, 2017)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780
333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On June 4, 2017, HD Supply, Inc., a Delaware corporation (“HDS” or the “Company”), an indirect wholly-owned subsidiary of HD Supply Holdings, Inc., entered into a Purchase Agreement (the “Purchase Agreement”) by and among HD Supply Holdings, LLC, a Florida limited liability company (“Holdings LLC”), HD Supply GP & Management, Inc., a Delaware corporation (together with Holdings, LLC, “Sellers”), CD&R Plumb Buyer, LLC, a Delaware limited liability company (“Buyer”), and HDS (solely as a guarantor of Sellers’ obligations under the Purchase Agreement), pursuant to which Buyer agreed, on the terms and subject to the conditions set forth in the Purchase Agreement, to acquire HD Supply’s Waterworks business (“Waterworks”). The transaction is structured as a purchase by Buyer of all of the equity interests of each of HD Supply Waterworks Group, Inc., a Delaware corporation (“WW Group”) and HD Supply Waterworks, Ltd., a Florida limited partnership, other than those owned by WW Group, from Sellers, as well as certain other assets used in the Waterworks business.

The purchase price for the transaction is $2.5 billion in cash, subject to a post-closing working capital adjustment. The transaction is subject to various customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act.

Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions of the Purchase Agreement, the transaction is expected to close in our fiscal third quarter 2017.

The Purchase Agreement contains representations, warranties and covenants of the parties that are customary for transactions of this type. Until consummation of the transactions contemplated by the Purchase Agreement, Sellers have agreed, subject to certain exceptions, to, and to cause their affiliates to, conduct the Waterworks business in the ordinary course consistent with past practice. The parties are required to use their respective reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate the transactions contemplated by the Purchase Agreement. The Purchase Agreement also contains certain limited indemnification provisions.

The Purchase Agreement contains certain termination rights customary for a transaction of this type, including if the closing has not occurred on or prior to December 15, 2017, and provides that upon termination of the Purchase Agreement under specified circumstances, Buyer will pay to Sellers, in cash, a reverse termination fee.

The representations, warranties and covenants contained in the Purchase Agreement are solely for the benefit of the parties to the Purchase Agreement. Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof as characterizations of the actual state of facts or condition of any party to the Purchase Agreement. Moreover, information concerning the subject matter of the Purchase Agreement may change after the date thereof and such subsequent information may or may not be fully reflected in our public disclosures.

For a discussion of certain risks relating to the transaction, see “Part II—Other Information, Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the period ended April 30, 2017, filed with the SEC on June 6, 2017.

Item 7.01.   Regulation FD Disclosure.

On June 6, 2017, Holdings issued a press release announcing that the Company and certain affiliates entered into the Purchase Agreement providing for the sale of the Waterworks business, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations of Holdings and HDS for the three months ended April 30, 2017 and the fiscal years ended January 29, 2017, January 31, 2016, and February 1, 2015 and the unaudited pro forma consolidated statement of financial position as of April 30, 2017 are included as Exhibit 99.2 hereto and are incorporated herein by reference. The pro forma financial statements reflect adjustments for the sale of Waterworks, a business of HD Supply Holdings, Inc., and the use of proceeds from the sale.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Enters Into Definitive Agreement to Sell Its Waterworks Business Unit to Clayton, Dubilier & Rice” dated June 6, 2017.
99.2	Unaudited pro forma consolidated financial statements of HD Supply Holdings, Inc. and HD Supply, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Enters Into Definitive Agreement to Sell Its Waterworks Business Unit to Clayton, Dubilier & Rice” dated June 6, 2017.
99.2	Unaudited pro forma consolidated financial statements of HD Supply Holdings, Inc. and HD Supply, Inc.